UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

M2B Funding Convertible Promissory Note

On February 2, 2018, PositiveID Corporation (the “Company”) issued a Convertible Promissory Note in the aggregate principal amount of $100,000 (the “Note”) to M2B Funding Corp. (the “Investor”). The Note bears an interest rate of 12% and is due and payable on February 2, 2019. The Note may be converted by the Investor at any time into shares of the Company’s common stock (as determined in the Note) at a 37.5% discount to the lowest price of the common stock as reported on the OTC Link ATS owned by OTC Markets Group for the 15 prior trading days including the day upon which a notice of conversion is received by the Company. The Note also contains a demand right whereby the Holder, beginning 90 days after issuance may demand payment, for 115% of outstanding principal.

The Note is a long-term debt obligation that is material to the Company. The Note may be prepaid in accordance with the terms set forth in the Note. The Note also contains certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. In the event of default, at the option of the Investor and in the Investor’s sole discretion, the Investor may consider the Note immediately due and payable.

ENG Funding and Dilution

On June 12, 2017, the Company entered into a Stock Purchase Agreement (“SPA I”) with E-N-G Mobile Systems, Inc., a California corporation and the Company’s wholly-owned subsidiary (“ENG”), and Holdings ENG, LLC, a Florida limited liability company and an affiliate of East West Resources Corporation (the “Purchaser”), pursuant to which, among other things, the Company sold 49%, or two hundred ninety nine (299) shares of Series A Convertible Preferred Stock (the “Purchased Shares”), of ENG. The Company received one million four hundred ninety-five thousand dollars ($1,495,000.00) in exchange for the Purchased Shares. The terms of SPA I were disclosed in that certain Current Report on Form 8-K filed by the Company on June 14, 2017.

On January 30, 2018, the Company entered into a Stock Purchase Agreement (“SPA II”) with ENG and the Purchaser, pursuant to which (i) ENG sold six hundred forty one (641) shares (the “Shares”) of Series A Convertible Preferred Stock of ENG for a purchase price of approximately $312 per share, for an aggregate purchase price of $200,000; and (ii) the Company declined to exercise its right to purchase a pro rata portion of the Shares and has approved the issuance and sale of the Shares by ENG to the Purchaser, and waived all rights it may have with respect to ENG’s purchase of the Shares. In connection with the transaction, the Company also committed to issue a promissory note in the amount of $54,000 to ENG for settlement of past and current intercompany transactions and liabilities. As a result of this transaction the Company’s equity interest in ENG has decreased to 24% and prospectively the Company will deconsolidate the balance sheet, results of operations and cash flows of ENG in its consolidated financial statements. While the Company owned 51% of ENG it controlled ENG’s assets. These assets represented between 50% and 55% of the Company’s overall assets. The Company now owning 24% of ENG and no longer controlling ENG’s assets resulted in the deconsolidation of a significant amount of the Company’s assets.

The foregoing description of the terms of the Note and SPA II does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as Exhibit 4.1 and 10.1, respectively, to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions in Item 1.01 of the Note issued by the Company that are convertible into the Company’s equity securities at the option of the holder of the note are incorporated herein. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the securities is an accredited investor. Since January 12, 2018, the Company has issued, in reliance upon Section 4(a)(2) of the Securities Act, 219,926,941 shares of common stock pursuant to conversion notices of convertible redeemable notes outstanding totaling $237,381.95. The issuance of such convertible notes was previously disclosed in the Company’s periodic reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

4.1	Form of Convertible Promissory Note, dated February 2, 2018, with M2B Funding Corp.

10.1	Form of Stock Purchase Agreement, dated January 30, 2018, between PositiveID Corporation, Holdings ENG, LLC and E-N-G Mobile Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: February 2, 2018	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer